UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: JULY 10, 2003
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                                   REINK CORP.
                                   -----------
             (Exact name of registrant as specified in its chapter)


              DELAWARE                0-25413              65-0602729
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    (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)          File Number)        Identification No.)


                5130 CREEKBANK ROAD MISSISSAUGA, ONTARIO, L4W 2G2
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 905-206-1604
                                                            ------------


              2550 HADDONFIELD ROAD, PENNSUAKEN, NEW JERSEY, 08110
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          (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

Reink Imaging USA, Ltd., the main operating subsidiary of Reink Corp., which had previously filed for protection under Chapter 11 has now been converted to Chapter 7 under the United States Bankruptcy Code, effective July 10, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REINK CORP.
                                       (Registrant)

Date: July 16, 2003                    /s/William M. Smith
                                       -------------------
                                       William M. Smith
                                       Chief Financial Officer

                                  End of Filing